                                                                   Exhibit 10(h)

                           BANK OF BOSTON CORPORATION

                      1991 Long-Term Stock Incentive Plan

                     (As amended through February 13, 1995)


1. Purpose.
   -------

   The Bank of Boston Corporation 1991 Long-Term Stock Incentive Plan (the "Plan") has been adopted to encourage and create significant ownership of the Common Stock of the Corporation by key officers and employees of the Corporation and its Affiliates. Additional purposes of the Plan include providing a meaningful incentive to Participants to make substantial contributions to the Corporation's future success, enhancing the Corporation's ability to attract and retain persons who will make such contributions, and ensuring that the Corporation has competitive compensation opportunities for such key officers and employees.

   By meeting these objectives, the Plan is intended to benefit the interests of the stockholders of the Corporation.

2. Definitions.
   -----------
   As used herein, the following words or terms have the meanings set forth below. The masculine gender is used throughout the Plan but is intended to apply to members of both sexes.

   2.1. "Affiliate" means any business entity that is directly or indirectly controlled by the Corporation or any entity in which the Corporation has a significant equity interest, as determined by the Committee or the Board of Directors.

   2.2. "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

   2.3. "Board of Directors" means the Board of Directors of the Corporation, except that, whenever action is to be taken under the Plan with respect to a Reporting Person, "Board of Directors" shall mean only such directors who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act or any successor rule.

   2.4. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

   2.5. "Committee" means the Compensation and Nominating Committee of the Board of Directors. "Committee," whenever action is to be taken under the Plan with respect to a Reporting Person, shall mean only such members who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act or any successor rule. To the extent that the Committee delegates its power to make Awards as permitted by Section 4.1, all references in the Plan to the Committee's authority to make Awards and determinations with respect thereto shall be deemed to include the Committee's delegate or delegates.

   2.6.  "Common Stock" or "Stock" means the Common Stock of the Corporation.

   2.7. "Corporation" means Bank of Boston Corporation, a corporation established under the laws of the Commonwealth of Massachusetts.

   2.8. "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

   2.9. "Disability" means a physical or mental condition of such a nature that it would qualify a Participant for benefits under the long-term disability insurance plan of The First National Bank of Boston or any successor plan.

   2.10. "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

   2.11. "Fair Market Value," in the case of a share of Common Stock on a particular day, means the closing price of the Common Stock for that day as reported in the "NYSE-Composite Transactions" section of the Eastern Edition of The Wall Street Journal, or if no prices are quoted for that day, for the last preceding day on which such prices of Common Stock are so quoted. In the event "NYSE-Composite Transactions" cease to be reported, the Committee shall adopt some other appropriate method for determining Fair Market Value.

   2.12. "Incentive Stock Option" means an Option which is intended to satisfy the requirements of Section 422(b) of the Code or any successor provision.

   2.13. "Nonstatutory Stock Option" means an Option which is not intended to qualify as an Incentive Stock Option.

   2.14.  "Option" means an Incentive Stock Option or a Nonstatutory Stock
Option.

   2.15. "Participant" means an individual selected by the Committee or the Board of Directors to receive an Award under the Plan.

   2.16.  "Reporting Person" means a person required to file reports under
Section 16(a) of the Exchange Act or any successor statute.

   2.17. "Restricted Stock" means shares of Common Stock awarded to a Participant, subject to such forfeiture provisions or restrictions on transfer, if any, as may be established by the Committee or the Board of Directors.

   2.18. "Retirement" means termination of employment with the Corporation or any Affiliate if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Corporation or the Affiliate, provided that the Participant does not continue in the employment of the Corporation or any Affiliate and provided further that such termination does not constitute a Termination for Cause.

   2.19. "Stock Appreciation Right" or "SAR" means a right to receive the excess, if any, of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is exercised over the grant price of the SAR.

   2.20. "Termination for Cause" means the termination of a Participant's employment due to any act which, in the discretion of the Committee or the Board of Directors, as the case may be, is deemed inimical to the best interests of the Corporation or any Affiliate, including, but not limited to: (i) willful and gross misconduct in respect of the Participant's duties for the Corporation or the Affiliate, (ii) conviction of a felony or perpetration of a common law fraud, (iii) willful failure to comply with applicable laws or regulations with respect to the execution of the Corporation's or the Affiliate's businesses or (iv) theft, fraud, embezzlement, dishonesty or other conduct which has resulted or is likely to result in material economic or other damage to the Corporation or any Affiliate.

3. Effective Date and Term.
   -----------------------

   The Plan shall become effective upon its approval by the Corporation's stockholders, and Awards may be granted under the Plan from and after the date of such approval. No Awards may be made under the Plan after December 31, 1996, but Awards theretofore granted may extend beyond that date.

4. Administration.
   --------------

   4.1. The Plan shall be administered by the Committee. Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of Awards, to interpret the terms of the Plan and of Awards made under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers who are also directors of the Corporation the power to make Awards to Participants who are not Reporting Persons at the time of such Awards and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of Awards for such Participants as a group.

   4.2. Notwithstanding Section 4.1 and subject to the provisions set forth herein, the Board of Directors shall have full authority to determine the provisions of Awards made under the Plan to (i) the Chairman of the Board of Directors, President and any Vice Chairman of the Board of the Board of Directors and (ii) any other officer or officers that the Board of Directors, upon recommendation of the Committee, shall designate.

   4.3. The decision of the Committee or the Board of Directors on any matter as to which the Committee or the Board of Directors is given authority under Sections 4.1 and 4.2 above shall be final and binding on all persons concerned.

5. Shares Subject to the Plan.
   --------------------------

   5.1. The maximum number of shares of Common Stock that will be available for issuance under the Plan shall be 7,447,749, subject to adjustment in accordance with the provisions of Section 5.3.

Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

   5.2. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares as full or partial payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall remain available for issuance under the Plan.

   5.3. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock or any other transaction (including, without limitation, an extraordinary cash dividend) which, in the determination of the Committee or the Board of Directors, affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee or the Board of Directors shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the Option or grant price with respect to any of the foregoing, provided that the number of shares subject to any Award shall always be a whole number. In the event of any merger, consolidation, dissolution or liquidation of the Corporation, the Committee or the Board of Directors, in its sole discretion, may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine, make outstanding Awards fully exercisable, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee or the Board of Directors deems equitable in the circumstances).

6. Eligibility for Awards.
   ----------------------

   Any officer or employee of the Corporation or its Affiliates who, in the opinion of the Committee or the Board of Directors, is in a position to have a significant effect upon the Corporation's business and consolidated earnings, shall be eligible to receive an Award under the Plan.

7. Grant of Awards.
   ---------------

   7.1. From time to time while the Plan is in effect, the Committee or the Board of Directors pursuant to Section 4.2, may, in the absolute discretion of each, select from among the persons eligible to receive Awards (including persons to whom Awards were previously granted) those persons to whom Awards are to be granted.

   7.2. The Committee or the Board of Directors, as the case may be, shall, in the absolute discretion of each, determine the number of shares of Common Stock or SARs to be subject to each Award made by it under the Plan.

8. Options.
   -------

   8.1.  Incentive Stock Options or Nonstatutory Stock Options.  Options granted
         -----------------------------------------------------
under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options, as the Committee or the Board of Directors, as the case may be, shall determine at the time of each grant of Options hereunder. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422(b) of the Code or any successor provision, and any regulations thereunder.

   8.2.  Option Price.  The Option price per share of Common Stock, with respect
         ------------
to each Option, shall not be less than the Fair Market Value per share at the time the Option is granted.

   8.3.  Period of Options.  An Option shall be exercisable during such period
         -----------------
of time as the Committee or the Board of Directors may specify, subject, in the case of Incentive Stock Options, to any limitation required by the Code. It is contemplated that the Committee or the Board of Directors will normally provide that an Option shall not be exercisable after the expiration of ten years from the date the Option is granted.

   8.4.  Exercise of Options.  Each Option shall be made exercisable at such
         -------------------
time or times as the Committee or the Board of Directors shall determine. It is contemplated that the Committee or the Board of Directors will normally provide that the right to exercise an Option will accrue immediately with respect to 50 percent of the number of shares of Common Stock subject to the Option and that the right to exercise the Option with respect to the balance of the shares subject thereto will accrue on the first anniversary of the date of grant. However, the Committee or the Board of Directors may, in its discretion, in any case provide that the Option will be exercisable immediately with respect to all the shares of Common Stock subject to the Option or that the right to exercise the Option will accrue in different installments and at different times from those set forth above. In the case of an Option made exercisable in installments, the Committee or the Board of Directors may later determine to accelerate the time at which one or more of such installments may be exercised. The Committee or the Board of Directors may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state tax or securities laws, as it considers necessary or advisable.

   8.5.  Payment for and Delivery of Stock.  The shares of Stock purchased on
         ---------------------------------
any exercise of an Option granted hereunder shall be paid for in full in cash at the time of such exercise or, to the extent permitted by the Committee or the Board of Directors, by delivery of shares of Common Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee or the Board of Directors may determine. The Committee or the Board of Directors may provide for the automatic award of an Option upon the delivery of shares to the Corporation in payment of another Option for up to the number of shares delivered to the Corporation in payment of such other Option.

   8.6 Termination of Employment.
       -------------------------

       8.6.1.  Death during Employment.  If a Participant dies during employment
               -----------------------
after attaining age 62 and at a time when he is entitled to exercise an Option, then at any time or times within three years after death (or such greater or lesser period after death as may be specified in the documentation evidencing the Option) such Option may be exercised in part or in full as to all of the shares subject to the Option. If a Participant dies during employment prior to attaining age 62 and at a time when he is entitled to exercise an Option, then at any time or times within one year after death (or such greater or lesser period after death as may be specified in the documentation evidencing the Option) such Option may be exercised, but only as to any or all of those shares which the Participant was entitled to purchase immediately prior to his death. In either case, Options exercisable after death may be exercised by the Participant's Designated Beneficiary, and except as so exercised shall expire at the end of the specified post-death exercise period. In no event, however, may any Option granted under the Plan be exercised after the expiration of the Option exercise period established at the time of grant.

       8.6.2.  Retirement or Disability.  In the event of a Participant's
               ------------------------
Retirement or Disability at a time when he is entitled to exercise an Option, then at any time or times within the period determined under (a) or (b) below, whichever is applicable, such Option may be exercised as follows:

          (a) In the case of Retirement or Disability after attaining age 62, then within three years after Retirement or Disability (or such greater or lesser period after Retirement or Disability as may be specified in the documentation evidencing the Option) the Participant may exercise such Option in full or in part as to all of the shares subject to the Option. If the Participant dies within this three-year (or other specified) post-Retirement or post-Disability exercise period, his Option may be exercised by his Designated Beneficiary, to the same extent as if the deceased Participant had survived, during a period equal to the greater of one year from the date of his death or the remainder of such three-year or other specified post-Retirement or post-Disability exercise period.

          (b) In the case of Retirement or Disability prior to attaining age 62, then within one year after Retirement or Disability (or such greater or lesser period after Retirement or Disability as may be specified in the documentation evidencing the Option) the Participant may exercise such Option only as to those shares which he was entitled to purchase immediately prior to his Retirement or Disability. If the Participant dies within this one-year (or other specified) post-Retirement or post-Disability exercise period, his Option may be exercised by his Designated Beneficiary, to the same extent as if the deceased Participant had survived, during the greater of one year from the date of his death or, if a post-Retirement or post-Disability exercise period greater than one year was specified in the Option documentation, the remainder of such longer period.

   Except as exercised within the applicable period described above, each Option shall expire at the end of such period. In no event, however, may any Option granted under the Plan be exercised after the expiration of the Option exercise period established at the time of grant.

       8.6.3.  Other Termination of Employment.  If the employment of a
               -------------------------------
Participant terminates for any reason other than his death, Retirement or Disability, all Options held by the Participant may be exercised following such termination of employment only to the extent, if any, approved by the

Committee or the Board of Directors and, except to such extent, shall expire upon such termination. If the Committee or the Board of Directors so decides, an Option may provide that a leave of absence granted by the Corporation or an Affiliate is not a termination of employment for the purpose of this subsection 8.6.3, and in the absence of such a provision the Committee or the Board of Directors may in any particular case determine that such a leave of absence is not a termination of employment for such purpose.

9. Stock Appreciation Rights.
   -------------------------

   9.1.  Grant Forms of SARs.  Subject to the provisions of the Plan, the
         -------------------
Committee or the Board of Directors may award SARs related to an Option (at or after the award of the Option, subject to the provisions of Section 3), or alone and unrelated to an Option.

   9.2.  Grant Price.  The Committee or the Board of Directors shall establish
         -----------
the grant price of an SAR at the time the SAR is granted, which price shall not be less than the Fair Market Value of the Common Stock at the time of grant.

   9.3.  Payment of SARs.  SARs may be payable in cash, shares of Common Stock
         ---------------
or a combination of the two, as provided by the Committee or the Board of Directors. Shares issued on the settlement of the exercise of SARs shall be valued at their Fair Market Value on the date of exercise.

   9.4.  Termination of Employment.  The Committee or the Board of Directors
         -------------------------
shall determine the effect on an SAR of the death, Retirement, Disability or other termination of employment of a Participant and the extent to which, and the period during which, the Participant or the Participant's legal representative, guardian or Designated Beneficiary may receive payment of such an SAR.

10. Restricted Stock.
    ----------------

    10.1.  Restrictions on Shares.  Subject to the provisions of the Plan, the
           ----------------------
Committee or the Board of Directors may award shares of Restricted Stock, alone or in combination with other Awards under the Plan. Such shares may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee or the Board of Directors, during the period, if any, that such shares are subject to forfeiture or, to the extent provided in Section 10.2, during a period after such shares are delivered to the Participant free of any risk of forfeiture.

   10.2.  Lapse of Restrictions.  Except as provided in this Section 10.2 or in
          ---------------------
Section 10.4 below, shares of Restricted Stock granted as of any date shall be subject to the forfeiture restrictions described in Section 10.5 and shall become free of such restrictions in the following installments: one-third on the third anniversary of the date of grant, an additional one-third on the fourth anniversary of the date of grant, and the remaining one-third on the fifth anniversary of the date of grant. Notwithstanding the lapse of forfeiture restrictions as of any anniversary of the date of grant, 50% of the shares freed of such restrictions as of such date may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee or the Board of Directors, until the earliest of (i) ten years after the date of grant,
(ii) the date on which the Participant attains age 55 or (iii) the date of the Participant's death or Disability. Notwithstanding the provisions of Section
10.1 or this Section 10.2, the Committee or the Board of Directors may, in its discretion, award shares of Restricted Stock having different terms from those set forth above, including, without limitation, shares which are nonforfeitable or freely transferable upon grant and shares having restrictions which lapse upon the attainment of specified performance goals or targets, as determined by the Committee or the Board of Directors.

   10.3.  Participants' Rights in Restricted Stock.  Shares of Restricted Stock
          ----------------------------------------
shall be evidenced in such manner as the Committee or the Board of Directors may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, except as otherwise determined by the Committee or the Board of Directors, shall be delivered to the Participant upon the lapse of forfeiture restrictions with respect to such shares. Except as otherwise provided by the Committee or the Board of Directors, during the period that shares of Restricted Stock are subject to forfeiture and after such shares are delivered to the Participant free of any risk of forfeiture, dividends with respect to any such shares shall be paid to, and voting rights with respect to any such shares shall be vested in, the Participant. The Committee or the Board of Directors may provide that the payment of any dividends payable with respect to shares of Restricted Stock that are subject to forfeiture may be deferred by the Participant, with or without interest.

   10.4.  Death, Retirement or Disability; Other Terminations of Restrictions.
          --------------------------------------------------------------------

          10.4.1.  Death.  Except as otherwise provided by the Committee or the
                   -----
Board of Directors, if a Participant dies, then any shares of Restricted Stock awarded pursuant to the Plan that have not been forfeited shall be delivered to the Participant's Designated Beneficiary free of any restrictions (other than restrictions that may be required under federal or state securities laws).

          10.4.2.  Retirement or Disability. Except as otherwise provided by the
                   ------------------------
Committee or the Board of Directors, in the event of a Participant's Retirement or Disability, then any shares of Restricted Stock awarded pursuant to the Plan that have not been forfeited shall be delivered to the Participant free of any restrictions (other than restrictions that may be required under federal or state securities laws).

          10.4.3.  Other Terminations of Restrictions.  In addition to the
                   ----------------------------------
provisions for the termination of restrictions set forth in subsections 10.4.1 and 10.4.2, the Committee or the Board of Directors may terminate or modify restrictions on Restricted Stock at any time to the extent it so determines.

   10.5.  Forfeiture of Awards.  If a Participant terminates employment for any
          --------------------
reason other than one of the reasons specified in subsections 10.4.1 or 10.4.2, then any shares of Restricted Stock which are then subject to forfeiture shall thereupon automatically be forfeited to the Corporation. For purposes of this
Section 10.5, a Participant shall not be considered to have terminated employment if he is employed, by the Corporation or any Affiliate or if he is on a leave of absence from the Corporation or any Affiliate under circumstances which the Committee or the Board of Directors determines should not result in forfeiture under the Plan.

   10.6.  Consideration for Restricted Stock.  Shares of Restricted Stock shall
          ----------------------------------
be issued for no cash consideration or such minimum consideration as may be required under applicable law.

11. General Provisions Applicable to Awards.
    ---------------------------------------

    11.1.  Non-transferability of Awards.  No Award under the Plan may be
           -----------------------------
transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime, Options or SARs may be exercised only by the Participant or by the Participant's guardian or legal representative.

   11.2.  Documentation of Awards.  Each Award under the Plan shall be evidenced
          -----------------------
by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee or the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The Committee or the Board of Directors need not require the execution of any instrument or acknowledgement of notice of a Grant under the Plan, in which case the acceptance of such an Award by the respective Participant will constitute agreement to the terms and conditions of the Award.

   11.3.  Committee or Board of Director Discretion.  Each type of Award may be
          -----------------------------------------
made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee or the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee or the Board of Directors at the time of award or at any time thereafter.

   11.4.  Tax Withholding.  The Committee or the Board of Directors shall
          ---------------
require, on such terms as it deems necessary, that the Participant pay to the Corporation, or make other satisfactory provision for payment of, any federal, state or local taxes required by law to be withheld in respect of Awards under the Plan. In the Committee's or the Board's discretion, a Participant may elect to satisfy all or a portion of his or her federal, state and local tax withholding requirements or liability, up to the amount calculated by applying the Participant's maximum marginal tax rate, by having shares of Common Stock withheld from the shares otherwise issuable in connection with the event creating the tax obligation, or by delivering to the Corporation previously owned shares of Common Stock, valued at their Fair Market Value on the date that withholding taxes are determined. The Corporation and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

   11.5.  Foreign Nationals.  Awards may be made to Participants who are foreign
          -----------------
nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee or the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws. Notwithstanding the provisions of this Section 11.5, Awards to any such individuals who are Reporting Persons shall be made in accordance with the other provisions of the Plan, except as otherwise permitted by Rule 16b-3 under the Exchange Act or any successor rule.

   11.6.  Amendment of Award.  The Committee or the Board of Directors may
          ------------------
amend, modify, terminate or waive any condition or provision of any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option; provided, however, that the Committee or the Board of Directors may not (except in accordance with Section 5.3) increase the number of shares subject to any outstanding Award or decrease the Option or award price of the Award. The Participant's consent to any such action shall be required unless the Committee or the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

12. Miscellaneous.
    -------------

    12.1. No Right to Employment. No person shall have any claim or right to be
          ----------------------
granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation and its Affiliates expressly reserve the right at any time to terminate the employment of a Participant free from any liability or claim under the Plan, except as may be expressly provided in the applicable Award.

   12.2.  No Rights as Stockholder.  Subject to the provisions of the applicable
          ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the stock at the time of the Award except as otherwise provided in the applicable Award.

   12.3.  No Fractional Shares.  No fractional shares of Common Stock shall be
          --------------------
issued under the Plan, and cash shall be paid in lieu of any fractional shares in settlement of Awards granted under the Plan.

   12.4.  Unfunded Plan.  The Plan shall be unfunded, shall not create (or be
          -------------
construed to create) a trust or a separate fund or funds, and shall not establish any fiduciary relationship between the

Corporation and any Participant or other person.

   12.5.  Successors and Assigns.  The Plan shall be binding on all successors
          ----------------------
and assigns of the Participant, including without limitation the Participant's Designated Beneficiary or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

   12.6.  Amendment of Plan.  The Board of Directors may amend, suspend or
          -----------------
terminate the Plan or any portion thereof at any time. The Committee may make non-material amendments to the Plan.

   12.7.  Governing Law.  The provisions of the Plan shall be governed by and
          -------------
interpreted in accordance with the laws of the Commonwealth of Massachusetts.